UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Materials Pursuant to §240.14a-12

FOURTH WAVE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fourth Wave Energy, Inc.

110 E. Broward Blvd., Suite 1700

Ft. Lauderdale, FL 33301

(707) 687-9093

To the Stockholders of Fourth Wave Energy, Inc.:

We are pleased to invite you to attend our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 10:00 a.m. New York time on June 3, 2022. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FWAV2022. The Annual Meeting will be held for the following purposes:

1.	To elect two directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal No. 2);

3.	To approve, in a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal No. 3);

4.	To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 4);

5.	To approve an amendment to our Amended and Restated Articles of Incorporation to change our name to EdgeMode, Inc. (Proposal No. 5);

6.	To approve an amendment to our Amended and Restated Articles of Incorporation to effect a Reverse Stock Split at a ratio in a range of 1-for-15 through 1-for-60 or any ratio in between (Proposal No. 6);

7.	To approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting (Proposal No. 7); and

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Fourth Wave Board of Directors has fixed the close of business on May 2, 2022 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Stockholders to Be Held on June 3, 2022: This Proxy Statement and the 2021 Annual Report on Form 10-K are available at: https://www.proxyvote.com.

We appreciate your continued confidence in our Company and look forward to your joining us virtually on June 3, 2022.

By the Order of the Board of Directors:

/s/ Charlie Faulkner
Charlie Faulkner
Chief Executive Officer

Dated: May 9, 2022

REVIEW THE PROXY STATEMENT AND VOTE IN FOUR WAYS:

VIA THE INTERNET IN ADVANCE Visit www.proxyvote.com.	BY MAIL Sign, date, and return the enclosed proxy card or voting instruction form.
BY TELEPHONE Call the telephone number on your proxy card or voting instruction form.	AT THE MEETING Attend the Annual Meeting virtually. See page 2 for additional details on how to attend.

Whether or not you expect to participate in the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

Fourth Wave Energy, Inc.

110 E. Broward Blvd., Suite 1700

Ft. Lauderdale, FL 33301

(707) 687-9093

2022 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Fourth Wave Energy, Inc., a Nevada corporation (referred to in this proxy statement as Fourth Wave, we, our, us or the Company) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2022 Annual Meeting of Stockholders to be held June 3, 2022 at 10:00 a.m. New York time. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FWAV2022.

Who is Entitled to Vote?

The Fourth Wave Board has fixed the close of business on May 2, 2022 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 383,808,340 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. The Company had no shares of preferred stock outstanding as of the record date.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner?

If your shares are registered in your name with our transfer agent, Empire Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Fourth Wave.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.

3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	Vote during the Meeting. If you plan to vote during the Annual Meeting, you may do so if you enter the control number found on your proxy card at the time you log into the meeting at virtualshareholdermeeting.com/FWAV2022.

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Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.	Vote during the Meeting. If you plan to vote during the Annual Meeting, you may do so if you enter the control number found on your vote instruction form at the time you log into the meeting at virtualshareholdermeeting.com/FWAV2022.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to Fourth Wave, but how you vote will remain confidential.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. Our Bylaws provide that the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Fourth Wave is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What happens if I do not give specific voting instructions?

Record Holder. If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will not have the authority to vote your shares on that proposal. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Which Proposals are Considered “Routine” or “Non-Routine”?

Non-Routine:

•	Proposal 1 (election of directors),
•	Proposal 2 (advisory vote on compensation of Named Executive Officers); and
•	Proposal 3 (advisory vote on frequency of compensation vote).

Routine:

•	Proposal 4 (auditor ratification);
•	Proposal 5 (name change);
•	Proposal 6 (reverse split); and
•	Proposal 7 (adjournment).

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Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

How are Abstentions Treated?

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you submit a proxy card or provide proxy instructions to your broker or other nominee and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions do not have any effect on any of the proposals at the Annual Meeting, except for Proposals 5 and 6.

How Many Votes are Needed for Each Proposal to Pass and what is the effect of a Broker Non-Vote and Abstention?

Proposals	Vote Required	Broker Discretionary Votes Allowed	Effect of Abstentions (1)

Election of Directors	Plurality, which means that the two nominees receiving the highest number of votes “For” will be elected.	No. However, broker non-votes have no effect on this proposal.	Not applicable.
Advisory vote on executive compensation	Affirmative vote of the majority of the votes cast.	No. However, broker non-votes have no effect on this proposal.	No effect.
Advisory vote on the frequency with which the stockholders shall vote to approve executive compensation	Affirmative vote of the majority of the votes cast.	No. However, broker non-votes have no effect on this proposal.	No effect.
Ratification of Independent Registered Public Accounting Firm	Affirmative vote of the majority of the votes cast.	Yes.	No effect.
Name change to EdgeMode, Inc.	Majority of the outstanding shares of common stock.	Yes.	Same as a vote “Against”.
Reverse Split	Majority of the outstanding shares of common stock.	Yes.	Same as a vote “Against”.
Adjournment of the Annual Meeting	Affirmative vote of the majority of the votes cast.	Yes.	No effect.

(1)	“Withhold” for Proposal 1.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote for the nominee or against the nominee, or you may abstain from voting on the nominee. With regard to the other proposals, you may vote for the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

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Is My Proxy Revocable?

Record Holder. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of Fourth Wave, by delivering a proxy card dated after the date of the proxy or by voting during the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Fourth Wave Energy, Inc., 110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301, Attention: Corporate Secretary.

Beneficial Owners. If you are the beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other holder of record for changing or revoking your proxy. Beneficial owners, other than plan participants as outlined below, may also attend and vote online during the annual meeting, which will replace any previous votes.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Fourth Wave. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held by such persons of record, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Charlie Faulkner and Simon Wajcenberg, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “Householding” and How Does it Affect Me?

Record holders who have the same address and last name will receive only one copy of the printed proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of the proxy materials, or if you hold Fourth Wave stock in more than one account, and in either case you wish to receive only one copy of each of these documents for your household, please contact our Corporate Secretary at: 110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Fourth Wave stockholders with any of the proposals described above to be brought before the Annual Meeting.

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Can a Stockholder Present a Proposal To Be Considered At the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2023 Annual Meeting (“2023 Meeting”), the following is required:

•	For a stockholder proposal to be considered for inclusion in Fourth Wave’s Proxy Statement and proxy card for the 2023 Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” our Corporate Secretary must receive the written proposal no later than January 9, 2023, which is 120 calendar days prior to the anniversary date Fourth Wave’s Proxy Statement was mailed to stockholders in connection with this Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

•	Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the 2023 Meeting must do so in accordance with the terms of the advance notice provisions. For a stockholder proposal or a nomination that is not intended to be included in Fourth Wave’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no earlier than 90 calendar days and no more than 60 calendar days prior to the date such annual meeting is to be held; Provided, however, that in the event that the 2023 Meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, notice must be received no later than ten calendar days following the day on which public announcement of the date of such meeting is first made by the Company. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

•	Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the 2023 Meeting and meet the ownership requirements contained in our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Fourth Wave Energy, Inc., 110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301, Attention: Corporate Secretary.

We reserve the right to amend our Bylaws and any change will apply to the 2023 Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to our Board of nominees (Proposal 1), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

YOUR VOTE IS IMPORTANT

Please vote your proxy promptly so your shares can be represented, even if you plan to attend the virtual Annual Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be voted at the Annual Meeting by 11:59 p.m. New York time on June 2, 2022.

The Board unanimously recommends that stockholders vote “For” the election to the Board of each of the nominees in Proposal 1, Three Years for Proposal 3 and “For” the remaining Proposals.

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PROPOSAL 1.  ELECTION OF DIRECTORS

Our current directors were appointed in connection with Fourth Wave’s 2022 merger with EdgeMode which is now a wholly-owned subsidiary of Fourth Wave. The Board proposes and recommends the election of the following nominees as directors:

Charlie Faulkner

Simon Wajcenberg

All of the nominees listed above have agreed to serve if elected. The two persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth on the following pages.

The Board recommends a vote “For” the election of the nominated slate of directors.

The following table provides information on our current executive officers and directors:

Name	Age	Positions
Charlie Faulkner	36	Chief Executive Officer, President and Director

Simon Wajcenberg	53	Chief Financial Officer, Treasurer, Secretary and Director (Chairman)

Each director serves until our next annual meeting of the stockholders or unless they resign earlier. The Board elects officers and their terms of office are at the discretion of the Board.

Background of Officers and Directors

The following is a brief account of the education and business experience during at least the past five years of our officers and directors, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Charlie Faulkner has served as our Chief Executive Officer, President and as a director of our Board since the Merger. Mr. Faulkner has served as the Chief Executive Officer of EdgeMode since its inception in 2020.  Since December 2016, he has served as an advisor at North Block Capital Ltd (“NB Capital”), an. investment group that provides asset management, corporate advisory services, and technology solutions, which he co-founded in 2016.

Simon Wajcenberg has served as our Chief Financial Officer, Treasurer and as a director of our Board since the Merger. Mr. Wajcenberg has served as the Executive Chairman of, and in other executive positions at, EdgeMode since its inception in 2020.   Since December 2016, he has served as an advisor at NB Capital, which he co-founded in 2016.

There are no family relationships between any of the executive officers and directors.

Director Independence

Our common stock is quoted on the OTCQB, which does not have director independence requirements. Using the definition of independence set forth in the rules of the NASDAQ Stock Market, neither of our directors would be considered an independent director.

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Board Leadership Structure and Board’s Role in Risk Oversight

Our Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. However, we have chosen to separate the Chief Executive Officer and Board Chairman positions. Currently, our Chairman is Simon Wajcenberg. Our Board has determined that its current structure, with a separate Chairman and Chief Executive Officer, both of which are co-founders of EdgeMode, is in the best interests of the Company and its stockholders at this time. We believe that this Board leadership structure is the most appropriate for the Company. In the near future, we anticipate appointing independent directors. At such time, we will appoint an independent director as the Lead Director who will have broad responsibilities and authority. At such time, we will re-evaluate the composition of the Board and its leadership structure.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face and have responsibility for the oversight of risk management in their dual roles as directors.

Committees of the Board

Due to our size, we have not formally designated a nominating committee, an audit committee, a compensation committee, or committees performing similar functions. The Board currently acts as our audit committee. Since we are still a developing company, the Board is still in the process of finding an “audit committee financial expert” as defined in Regulation S-K.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members, as well as a particular nominee’s contribution to that mix. Although there are many other factors, the Board seeks individuals with experience in the virtual currency industry, accounting experience, and legal experience with respect to the virtual currency industry.

Stockholder Nominations.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our Board established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Given the early stage of our business, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

Code of Ethics and Conduct

We have not yet adopted a code of ethics that applies to our principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, since we have been focusing our efforts on growing our business and obtaining financing for our Company. We expect to adopt a code as we further develop our business.

Hedging

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2021.

Related Person Transactions

Effective April 30, 2019, the Company agreed to increase compensation to Joe Isaacs, the Company’s former President and sole director, to $11,500 per month (from $6,000) for management services under a verbal agreement. In 2020, Mr. Isaacs converted $20,000 of accrued management fees for 2,000,000 shares of common stock. In 2021 and 2020, the Company paid the former President $138,000 of management fees (not including the $20,000 which was converted into shares of the Company’s common stock).

Additionally, in 2020, the Company paid $2,625 for consulting services to a relative of Mr. Isaacs.

On April 1, 2021, the Company entered into a services agreement with Axiom Group, a company owned by Mr. Isaacs. The services agreement includes investor relation services for a term of eighteen months for compensation of $90,000. During the year ended December 31, 2021, the Company prepaid the $90,000.

Effective January 31, 2022, pursuant to the Transaction, the Company entered into a Consulting Agreement with Mr. Isaacs whereby he will provide services to the Company in a consultancy capacity at a fee of $11,500 per month. Additionally, he was issued 19,987,095 stock options, vesting in 90 days, at an exercise price of $0.40 per share. The consulting agreement may be terminated by the Company without cause after three months.

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PROPOSAL NO. 2. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Overview

Pursuant to Section 14A of the Exchange Act and the rules of the SEC promulgated thereunder, we are submitting to our stockholders for approval, on a nonbinding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. Although this advisory vote is non-binding, our Board will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage stockholders to read the “Executive Compensation” section of this Proxy Statement (which immediately follows), including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers. The compensation of our Named Executive Officers is designed to enable us to attract and retain executives with the right skills and experience. Our Board believes that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the approval of the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The Board of Directors unanimously recommends that you vote “FOR” this Proposal No. 2.

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EXECUTIVE COMPENSATION

Set forth below is the information regarding the compensation paid, distributed or accrued by Fourth Wave for the fiscal year ended December 31, 2021 to the Company’s Chief Executive Officer (principal executive officer) serving during the last fiscal year and the other two most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table for 2021

Name and Principal Positions	Fiscal Year	Salary $	Bonus $	All Other Compensation $	Total $

Joe Isaacs (1)	2021	138,000	-	90,000 (2)	228,000
Former Chief Executive Officer	2020	138,000	-	-	138,000

_________________

(1)	Resigned on January 31, 2022 in connection with the merger with Edgemode.
(2)	Represents fees paid to a company controlled by the Named Executive Officer. See “Related Person Transactions” on page 8 for a description of the service fees.

The above table does not include: (i) the $250,000 cash bonus paid to Mr. Isaacs and (ii) the 19,987,095 stock options granted to Mr. Isaacs, both subsequent to December 31, 2021.

Compensation Agreements with our Current Executive Officers

EdgeMode employed Charlie Faulkner and Simon Wajcenberg pursuant to oral employment agreements with monthly salaries which began at $10,000 per month in early 2021 and were increased to $30,000 per month in October 2021. In connection with the Edgemode merger, we entered into formal Employment Agreements with Charlie Faulkner and Simon Wajcenberg which provided for annual base salaries of $600,000 each and the grant to each of 31,979,352 five-year vested stock options with an exercise price of $0.40 per share.

Termination Provisions

Messrs. Faulkner and Wajcenberg are entitled to certain benefits in connection with a termination of their employment upon death, disability, dismissal without cause, or constructive termination. In any such termination, the executive will receive 12 months base salary and any performance bonus that he would have been due at the time of termination. In certain circumstances, the termination provision is subject to a cure period. Cause is generally defined as (i) committing or participating in an injurious act of fraud, gross neglect, misrepresentation, embezzlement or dishonesty against the Company; (ii) participating in any injurious act or acting recklessly or in a manner which was grossly negligent against the Company; engaging in a criminal enterprise involving moral turpitude, financial or securities fraud; (iii) felony conviction; and (iv) material failure to follow the directives of the Board.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2021, there were no unexercised options, stock that has not vested or equity incentive plan awards for any executive officer.

On January 31, 2022, in connection with their employment agreements, each of Messrs. Charles Faulkner and Simon Wajcenberg were issued 31,979,352 five-year vested stock options with an exercise price of $0.40 per share.

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DIRECTOR COMPENSATION

In fiscal 2021, we did not pay any compensation to our director.

BENEFICIAL OWNERSHIP TABLE

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of the record date, by (i) each person who is known by the Company to own beneficially more than 5% of any classes of outstanding common stock, (ii) each director of the Company, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group. Based on 383,808,340 shares of common stock outstanding as of the record date. Beneficial ownership is determined in accordance with Rule 13d-3 and 13d-5 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, a person is considered a “beneficial owner” of a security if that person has or shares power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also considered to be a beneficial owner of any securities of which the person has a right to acquire beneficial ownership within 60 days. We believe that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted in the footnotes to this table.

Unless otherwise specified in the notes to this table, the address for each person is: c/o Fourth Wave Energy, Inc., 110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301, Attention: Corporate Secretary.

Title of Class	Name of Beneficial Holder	Amount of Beneficial Ownership	Percentage Beneficially Owned
5% Shareholders:

Common Stock	Christina and Roger Dixon (1)	54,354,375	15.2%

Directors and Named Executive Officers

Common Stock	Charlie Faulkner (2)	87,045,385	20.9%
Common Stock	Simon Wajcenberg (3)	100,231,784	24.1%
Common Stock	Joe Isaacs (4)	25,686,095	6.4%

	All directors and officers as a group (3 persons)	187,277,169	41.8%

__________________

(1)	Dixon. Roger Dixon was a Co-Founder of EdgeMode, the Company’s wholly-owned subsidiary. Address is 3858 County Road 308, Ellington, MO.

(2)	Faulkner. Mr. Faulkner is an executive officer and director of the Company. Includes 31,979,352 vested stock options. His ownership is included under “All directors and officers as a group”.

(3)	Wajcenberg. Mr. Wajcenberg is an executive officer and director of the Company. Includes 31,979,352 vested stock options. Includes shares beneficially owned by his wife.

(4)	Isaacs. Mr. Isaacs was the Company’s Chief Executive Officer until the closing of the Edgemode Merger. Includes 19,987,095 stock options which may vest within 60 days of the record date. Mr. Isaacs ownership is not included in the “All directors and officers as a group” ownership disclosure.

Outstanding Awards at Fiscal Year End

As of December 31, 2021, there were no unexercised options, stock that has not vested or equity incentive plan awards for any executive officer.

On January 31, 2022, in connection with their employment agreements, each of Messrs. Charles Faulkner and Simon Wajcenberg were issued 31,979,352 five-year vested stock options with an exercise price of $0.40 per share.

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PROPOSAL NO. 3: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires that we provide to our stockholders an opportunity to vote, on a non-binding advisory basis, on the proposal regarding the frequency with which they shall vote on the compensation of our Named Executive Officers. We are required to hold a vote on the frequency of the say-on-pay vote every six years. Accordingly, we are asking stockholders to vote at the Annual Meeting on whether the advisory say-on-pay vote shall be held every one, two or three years.

The Board recommends that we conduct the say-on-pay advisory vote on executive compensation every three years.

When voting on this proposal, stockholders may indicate whether the say-on-pay advisory vote on executive compensation shall be held every one, two or three years, or they may abstain from voting.

If none of the three frequency options receives a majority of the votes cast, the frequency that receives the most votes will be deemed the frequency approved by the stockholders.

The Board recommends a vote for conducting the advisory say-on-pay vote every

THREE YEARS.

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PROPOSAL NO. 4: RATIFICATION OF THE SELECTION OF M&K CPAS, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

Our Board has appointed the firm of M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. M&K has served as our independent registered public accounting firm since January 7, 2022. Although stockholder ratification of the selection of M&K is not required by law or Nevada rules, our Board believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider this selection.

A representative of M&K is not expected to be present at the Annual Meeting.

The Board of Directors unanimously recommends that you vote “FOR” this Proposal No. 4.

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Our entire Board, which currently consists of Charlie Faulkner and Simon Wajcenberg, is acting as the Company’s Audit Committee. Therefore, in this Proposal 4, any reference to the Audit Committee is a reference to the full Board. The Audit Committee reviews Fourth Wave’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and M&K. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and M&K. The Audit Committee reviewed with M&K its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board, which we refer to as the "PCAOB."

Audit Committee Report

The Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•	met privately with the independent registered public accounting firm and discussed matters required by the PCAOB;

•	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us; and

•	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

This report is submitted by the Audit Committee (the entire Board):

Charlie Faulkner

Simon Wajcenberg

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Fourth Wave files with the SEC.

It is not the duty of the Audit Committee to determine that Fourth Wave’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Fourth Wave’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Fourth Wave’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Board may also pre-approve particular services on a case-by-case basis.

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Fees incurred by Fourth Wave for the Services Provided by our Principal Accountants

The following table sets forth the aggregate fees paid for or accrued by the Company for audit and other services provided by M&K CPAS, PLLC, our principal auditor for fiscal 2021 and MaloneBailey, LLP, our principal auditor for fiscal 2020.

	2021 ($)	2020 ($)
Audit Fees – M&K CPAS, PLLC (1)	16,000	–
Audit Related Fees – M&K CPAS, PLLC	–	–
Audit Fees – MaloneBailey, LLP (1)	30,000	28,800
Audit Related Fees – MaloneBailey, LLP	3,000	–
Tax Fees	–	–
All Other Fees	–	–
Total	49,000	28,800

(1)	Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years.

Our Board has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of the Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to 2021 were pre-approved by the entire Board.

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PROPOSAL 5. AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME

Description of the Amendment

Our Board adopted a resolution to amend our Amended and Restated Articles of Incorporation (“Articles”) to change our name from Fourth Wave Energy, Inc. to EdgeMode, Inc., or a different but similar corporate name, declaring its advisability and has directed that the proposed amendment be submitted to our stockholders for their approval and adoption. The amendment will replace Section 1 of our Articles with the following language:

1. The name of the corporation is: EdgeMode, Inc. (the “Company”).

Purpose and Effect

As a result of the merger with Edgemode, the Company has transformed from a shell company with no operations to a cryptocurrency mining company. Because our mission is to be a leading cryptocurrency mining company, we believe that “EdgeMode” more accurately reflects our business and promotes our new mission.

Effective Date

If this proposal is passed, we intend to file an amendment to our Articles reflecting such action. A copy of the amendment is attached as Annex A.

The Board recommends that stockholders vote “For” the proposal to change our name to EdgeMode, Inc.

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PROPOSAL 6. APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS WITHIN A RANGE OF ONE SHARE OF COMMON STOCK FOR EVERY 15 TO 60 SHARES OF COMMON STOCK

 General

The Board has adopted, and is recommending that our stockholders approve, a proposed amendment to our Articles to effect a Reverse Stock Split of the issued and outstanding shares of common stock. Such amendment will be effected after stockholder approval thereof only in the event the Board still deems it advisable. Holders of the common stock are being asked to approve the proposal that Article IV of our Articles be amended to effect a Reverse Stock Split of the common stock at a ratio to be determined in the discretion of the Board within the range of one share of common stock for every 15 to 60 shares of common stock and also to decide whether or not to proceed to effect a Reverse Stock Split or instead to abandon the proposed amendment altogether. Pursuant to the laws of the State of Nevada, our state of incorporation, the Board must adopt any amendment to our Articles of Incorporation and submit the amendment to stockholders for their approval. The form of proposed amendment to effect the Reverse Stock Split is set forth in the certificate of amendment to our Articles of Incorporation attached as Annex B to this proxy statement. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Nevada, the certificate of amendment to the Articles of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of common stock by the ratio to be determined by the Board and publicly announced prior to the effectiveness of any Reverse Stock Split. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time. The Board may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

By approving this proposal, stockholders will approve the amendment to our Articles of Incorporation pursuant to which any whole number of outstanding shares, between and including two and thirty, would be combined into one share of common stock, and authorize the Board to file a certificate of amendment setting forth such amendment, as determined by the Board in the manner described herein. If approved, the Board may also elect not to effect any Reverse Stock Split and consequently not to file any certificate of amendment to the Articles of Incorporation. The Board believes that stockholder approval of an amendment granting the Board this discretion, rather than approval of a specified exchange ratio, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of our company and its stockholders. The Boards’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the common stock, and the continued listing requirements of the Nasdaq. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in our best interest and the best interest of our stockholders.

The proposed approval of the Reverse Stock Split as set forth in the certificate of amendment to our Articles of Incorporation, will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock; however, effecting the Reverse Stock Split will provide for additional shares of unissued authorized common stock. As of the date of this proxy statement, our current authorized number of shares of common stock is sufficient to satisfy all of our share issuance obligations and current share plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized common stock that will become available following the Reverse Stock Split.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on Nasdaq. One of Nasdaq listing requirements is that the bid price of our common stock is at a specified minimum per share (the “Minimum Bid Price”). Reducing the number of outstanding shares of our common stock should, absent other factors, result in an increase in the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over the Minimum Bid Price requirement of Nasdaq.

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In addition, with a high number of issued and outstanding shares of common stock, the price per each share of our common stock may be too low for the Company to attract investment capital on reasonable terms for the Company. We believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of our common stock.

Although reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, or that the market price of our common stock will increase (proportionately to the reduction in the number of shares of our common stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our common stock will not decrease in the future.

PLEASE NOTE THAT UNLESS SPECIFICALLY INDICATED TO THE CONTRARY, THE DATA CONTAINED IN THIS PROXY STATEMENT, INCLUDING BUT NOT LIMITED TO SHARE NUMBERS, CONVERSION PRICES AND EXERCISE PRICES OF OPTIONS AND WARRANTS, DOES NOT REFLECT THE IMPACT OF THE REVERSE STOCK SPLIT THAT MAY BE EFFECTUATED.

Board Discretion to Implement the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by the stockholders and the Board determines to effect the Reverse Stock Split, it will consider certain factors in selecting the specific stock split ratio, including prevailing market conditions, the trading price of the common stock and the steps that we will need to take in order to achieve compliance with the initial listing requirements of the Nasdaq. Based in part on the price of the common stock on the days leading up to the filing of the certificate of amendment to the Articles of Incorporation effecting the Reverse Stock Split, the Board will determine the ratio of the Reverse Stock Split, in the range of 1:15 to 1:60, that, in the judgment of the Board is the reverse split ratio most likely to allow us to achieve and maintain compliance with the Nasdaq Minimum Bid Price for the longest period of time, while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market. The Board will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split within the limits set forth in this proposal.

Consequences if Stockholder Approval for Proposal Is Not Obtained

If stockholder approval for the Reverse Stock Split Proposal is not obtained, we will not be able to file a certificate of amendment to the Articles of Incorporation to effect the Reverse Stock Split. If stockholder approval of the Reverse Stock Split is not obtained at the Annual Meeting and we should fail to satisfy the Nasdaq Minimum Bid Price, we will continue to seek stockholder approval of a reverse stock split in order to comply with the Nasdaq initial listing requirements.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing (the “Split Effective Time”) of the Reverse Stock Split Amendment, with the Secretary of State of the State of Nevada. The exact timing of the filing of the Reverse Stock Split Amendment that will affect the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, the Board reserves the right to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. A copy of this amendment is attached as Annex B.

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Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Upon the Split Effective Time, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by our Board within a range of 1:15 to 1:60. Fractional shares will not be issued. Instead, we will issue a full share of post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split. In other words, we will “round up” fractional shares.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent the Reverse Stock Split would result in fractional shares, as described above. The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of common stock that we are authorized to issue. After the Split Effective Time, the shares of common stock will have the same voting rights and rights to dividends and distributions (other than fractional shares) and will be identical in all other respects to the common stock now authorized. The issued common stock will remain fully paid and non-assessable.

After the Split Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which are numbers used to identify our equity securities, and stockholders holding physical stock certificates with the older CUSIP numbers should exchange those stock certificates for stock certificates with the new CUSIP numbers by following the procedures enumerated in the letter of transmittal to be sent to our stockholders, as described below. Stockholders holding common stock in street name do not have to take any action, as the split will occur automatically on the Split Effective Time, as described below.

Notwithstanding the decrease in the number of outstanding shares of common stock following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Because the number of authorized shares of our common stock will not be reduced, an overall effect of the Reverse Stock Split of the outstanding common stock will be an increase in authorized but unissued shares of our common stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock and preferred stock.

The following table sets forth the approximate number of shares of the common stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of common stock at various exchange ratios, based on 383,808,340 shares of common stock actually outstanding as of May 2, 2022. The table does not account for fractional shares.

Ratio of Reverse Stock Split	Approximate Shares of Common Stock Outstanding After Reverse Stock Split Based on Current Authorized Number of Shares
None	383,808,340
1:15	25,587,223
1:30	12,793,611
1:45	8,529,074
1:60	6,396,806

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to affect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians, or other nominees.

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Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split common stock.

Exchange of Stock Certificates and Elimination of Fractional Share Interests

We expect that the Transfer Agent will act as the exchange agent for the purposes of implementing the exchange of stock certificates in connection with the Reverse Stock Split. As soon as practicable after Split Effective Time, the stockholders holding common stock in certificated form will be sent a letter of transmittal by the Transfer Agent. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificates representing pre-split shares of our common stock to the Transfer Agent in exchange for certificates representing post-split shares. No new certificates will be issued to a stockholder until that stockholder has surrendered the certificate(s) representing the outstanding pre-Reverse Stock Split shares together with the properly completed and executed letter of transmittal.

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Fractional Shares

Fractional shares with respect to our common stock will not be issued in connection with the Reverse Stock Split. We will round up any fractional shares of our common stock resulting from the Reverse Stock Split to the nearest whole share.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Anti-Takeover Effects of the Reverse Stock Split

The effective increase in our authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is seemingly beneficial to our stockholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the principal goals of the Company in effecting the Reverse Stock Split are to increase the ability of institutions to purchase our common stock and stimulate the interest in our common stock by analysts and brokers as well as comply with certain Minimum Bid Price requirements to increase the likelihood of listing our common stock on a national securities exchange. The Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

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The Reverse Stock Split proposal is not a plan by our Board to adopt a series of amendments to our Articles of Incorporation or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Plans for Newly Available Shares

We presently have no specific plans, nor have we entered into any agreements, arrangements or understandings with respect to the shares of authorized common stock that will become available for issuance as a result of the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the proposed Reverse Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Accounting Matters

This proposed amendment to the Articles of Incorporation will not affect the par value of our common stock or Preferred Stock per share. As a result, as of the Split Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Interests of Officers and Directors in this Proposal

Other than the reduction in the number of shares of common stock held by them, which would result from the consummation of the Reverse Stock Split, which will be similar to the effect on all other holders of the Company’s shares of common stock, our officers and directors do not have any substantial interest, direct or indirect, in the Reverse Stock Split.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Information Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. holders generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

No gain or loss will be recognized by us as a result of the Reverse Stock Split. As noted above, we will not issue fractional shares of our common stock in connection with the Reverse Stock Split. Instead, we will issue a full share of post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split. The U.S. federal income tax consequences of the receipt of such an additional share of our common stock are not clear. Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each U.S. holder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

The Board of Directors unanimously recommends that you vote “FOR” this Proposal No. 6.

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PROPOSAL 7. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The Board of Directors recommends a vote “FOR” this Proposal 7.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

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Annex A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

Fourth Wave Energy, Inc. (the ‘‘Company’’), a corporation organized and existing under the Revised Statutes of the State of Nevada (the ‘‘Nevada Revised Statutes’’), hereby certifies as follows:

1. Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, the amendment herein set forth has been duly approved by the Board of Directors and the holders of a majority of the outstanding voting power of the Company.

2. Article 1 of the Articles of Incorporation is amended by to read as follows:

The name of the Corporation is Edgemode, Inc.

3. These Articles of Amendment to the Articles of Incorporation were duly adopted and approved by the stockholders of the Company on the ______ day of __________, 2022 in accordance with Section 78.390 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment to Articles of Incorporation as of the ______ day of ________, 2022.

FOURTH WAVE ENERGY, INC.

By:

Name:  ______________

Title:  _______________

Annex B

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

Fourth Wave Energy, Inc. (the ‘‘Company’’), a corporation organized and existing under the Revised Statutes of the State of Nevada (the ‘‘Nevada Revised Statutes’’), hereby certifies as follows:

1. Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, the amendment herein set forth has been duly approved by the Board of Directors and the holders of a majority of the outstanding voting power of the Company.

2. Article 4 of the Articles of Incorporation is amended by adding the following:

As of the close of business on _____ ___, 2022 (4:01 p.m. Eastern Daylight Time) (the “Reverse Split Date”), each ___ shares of common stock issued and outstanding immediately prior to the Reverse Split Date (referred to in this paragraph as the “Old Common Stock”) automatically and without any action on the part of the holder thereof will be reclassified and changed into one share of new common stock, par value $0.001 per share (referred to in this paragraph as the “New Common Stock”), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Reverse Split Date represented outstanding shares of Old Common Stock (the “Old Certificates”) will be entitled to receive, upon surrender of such Old Certificates to the Corporation for cancellation, a certificate or certificates (the “New Certificates”, whether one or more) representing the number of whole shares (rounded up to the nearest whole share) of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. In lieu of any such fractional shares of New Common Stock, each shareholder with a fractional share will be entitled to receive, upon surrender of Old Certificates to the Corporation for cancellation, a New Certificate representing the number of shares such shareholder would otherwise be entitled to rounded up to the next whole share. If more than one Old Certificates shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Corporation shall carry forward any fractional shares until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer. From and after the Reverse Split Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be an amount equal to the product of the number of issued and outstanding shares of New Common Stock and the $0.001 par value of each such share.

3. These Articles of Amendment to the Articles of Incorporation were duly adopted and approved by the stockholders of the Company on the ______ day of __________, 2022 in accordance with Section 78.390 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment to Articles of Incorporation as of the ______ day of ________, 2022.

FOURTH WAVE ENERGY, INC.

By:

Name:  ______________

Title:  _______________

FOURTH WAVE ENERGY, INC. 110 E. BROWARD BLVD., SUITE 1700 FT. LAUDERDALE, FL 33301

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 2, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/FWAV2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 2, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FOURTH WAVE ENERGY, INC.			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR all listed nominees:						number(s) of the nominee(s) on the line below.

1.	Elect two directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.		☐	☐	☐

Nominees:

01) Charlie Faulkner
02) Simon Wajcenberg

The Board of Directors recommends you vote FOR proposals 2, 4, 5, 6, 7 and 8 and for 3 YEARS on proposal 3.							For	Against	Abstain

2.	Approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers.					1 Year	☐ 2 Years	☐ 3 Years	☐ Abstain

3.	Approve, in a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers.					☐	☐ For	☐ Against	☐ Abstain

4.	Ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.						☐	☐	☐

5.	Approve an amendment to our Amended and Restated Articles of Incorporation to change our name to EdgeMode, Inc.						☐	☐	☐

6.	Approve an amendment to our Amended and Restated Articles of Incorporation to effect a Reverse Stock Split at a ratio in a range of 1-for-15 through 1-for-60 or any ratio in between.						☐	☐	☐

7.

Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

							☐	☐	☐
8.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.

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FOURTH WAVE ENERGY, INC.
Annual Meeting of Stockholders
June 3, 2022
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Charlie Faulkner and Simon Wajcenberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Fourth Wave Energy, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., New York time on June 3, 2022, virtually via live webcast at www.virtualshareholdermeeting.com/FWAV2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

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